Opening doors to the future®

Exhibit 99.1

# Investor Presentation

May 2015



Pacific City– Huntington Beach, CA
2015 Development Start

**UDR, Inc. (NYSE: UDR),** has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive real estate properties in primary U.S. markets

- S&P 400 Company
- $13 Billion Enterprise
- 2015 Annualized Dividend of $1.11, ~3.4% Yield

**CFO:**
Tom Herzog
720.283.6139

**Investor Relations:**
Shelby Noble
720.922.6082

UDR Opening doors to the future®

# TABLE OF CONTENTS



95 Wall – New York, NY
Wholly-Owned

# ABOUT UDR, INC.

## UDR STATS (1)

- 22 Markets
- 171 Communities
- 48,086 Homes
- Same-Store Revenue per Occupied Home: $1,659
- Total Portfolio Revenue per Occupied Home: $1,836
- Average Age of Communities: 17 years
- Approximately 45% / 55% A / B Property Quality and 35% / 65% Urban / Suburban Locations
- $838 Million Development Pipeline; 87% in Coastal Markets

## UDR'S MARKET COMPOSITION AND PORTFOLIO


Northeast
% of SS NOI: 13%
% of Total NOI: 19%
Development: $218M
Mid-Atlantic
% of SS NOI: 24%
% of Total NOI: 21%
Development: $132M
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Inland Empire
O.C.
San Diego
Denver
Dallas
Austin
Boston
New York
Philadelphia
Metro Washington, DC
Baltimore
Richmond
Norfolk
Nashville
Orlando
Tampa
West Coast:
% of SS NOI: 41%
% of Total NOI: 42%
Development: $380M
Southwest:
% of SS NOI: 7%
% of Total NOI: 7%
Development: $108M
Southeast:
% of SS NOI: 15%
% of Total NOI: 11%

(1) As of March 31, 2015.
Source: Company documents.

# RECENT HIGHLIGHTS



Beach and Ocean – Huntington Beach, CA
Wholly-Owned

1 **GENERATED STRONG FIRST QUARTER 2015 SAME-STORE RESULTS**

- 1Q 2015 SS Revenue Growth: 5.1% versus 4.2% for the multifamily peer REIT average
- 1Q 2015 SS NOI Growth: 6.2% versus 5.2% for the multifamily peer REIT average

2 **INCREASED FULL-YEAR 2015 EARNINGS AND SAME-STORE GROWTH GUIDANCE**

- FFO, FFO as Adjusted and AFFO per share guidance ranges increased $0.02 at the midpoints
- SS Revenue Growth guidance range: 4.25 to 4.75% (+50 bps at the midpoint)
- SS NOI Growth guidance range: 4.75 to 5.75% (+75 bps at the midpoint)

3 **WEST COAST DEVELOPMENT JOINT VENTURE**

- Will invest $136 million for a 48% interest in a development joint venture comprised of five communities in various stages of construction on the West Coast
- The transaction is expected to close in May 2015, the Company earns a 6.5% preferred return on its initial investment and the investment will be immediately accretive to FFO

4 **INCREASED THE DIVIDEND/SH BY 7% TO $1.11**

- 2015 AFFO/sh expected to grow 7 to 9%

5 **SOLD ITS 20% OWNERSHIP INTEREST IN THE TEXAS JOINT VENTURE**

- Total proceeds to the Company were $43 million, net of debt repayment and inclusive of $9.6 million of promoted interest and disposition fee income. The investment generated an unlevered IRR of ~14%.

6 **RECENT OPERATING TRENDS**

| SS GROWTH | NEW LEASE | RENEWAL | OCCUPANCY |
|---|---|---|---|
| Apr/May 2015 (1) | 6.7% | 7.0% | 96.9% |
| Apr/May 2014 (1) | 2.9% | 5.6% | 96.6% |

- Move-outs to home purchase at 14% in 1Q15, in-line with UDR's LT average
- Rent-to-income was 17% in 1Q15
- See pages 21 and 22 for market-level operating trend detail

(1) April 1st through May 11th.
Source: Company documents.

# STRATEGIC OBJECTIVES - OVERVIEW

We remain focused on executing UDR's long-term strategic objectives that will continue to generate safe, consistent cash flow growth and optimize shareholder value

**1** Drive organic growth / expand margins and improve resident / associate satisfaction through our best-in-class operating platform



**2** Allocate capital to accretive opportunities, including development, that strengthen our market mix and portfolio quality

**3** Accretively fund growth and maintain a strong and flexible balance sheet

**Generate High-Quality Cash Flow Growth to Grow the Dividend and NAV per share**

**Drive Total Shareholder Return (TSR)**

# OPERATIONS

## Drive organic growth and improve resident / associate satisfaction through our best-in-class operating platform



Garrison Square – Boston, MA
Wholly-Owned

# OPERATIONAL EXCELLENCE

Our best-in-class operating platform is a competitive advantage that differentiates UDR and continues to generate strong results versus peers

## BETTER AVERAGE TOP-LINE RESULTS IN PRIMARY MARKETS OVER THE LONG TERM…

| | | AVERAGE SAME-STORE REVENUE GROWTH | |
|---|---|---|---|
| MARKET | % UDR NOI (1) | UDR VS. MF PEER AVG. LTM (2) | UDR VS. MF PEER AVG. LAST 3 YRS (2) |
| New York | 13.1% | +110 bps | +240 bps |
| Metro D.C. | 12.5% | +20 bps | +115 bps |
| Orange County | 13.0% | (55) bps | +15 bps |
| SF Bay Area | 11.7% | (75) bps | (50) bps |
| Seattle | 6.5% | (55) bps | (40) bps |
| Boston | 5.0% | +65 bps | +230 bps |
| Dallas | 4.7% | +40 bps | +85 bps |
| Los Angeles | 4.1% | (120) bps | (55) bps |
| **8 Primary Markets Wtd. Avg.** | **70.6%** | (4) bps | +75 bps |

## AND MORE MARKETS WON (3) OVER TIME…



% of UDR's Markets Won on a Quarterly SS Revenue Basis (4)
UDR
MF Peer Avg.
60%
50%
40%
30%
20%
10%
0%
49%
14%
44%
18%
34%
12%
29%
23%
31%
20%
40%
15%
32%
20%
27%
18%
2008
2009
2010
2011
2012
2013
2014
1Q 2015

(1) Represents UDR's total NOI inclusive of pro-rata joint venture NOI as of 1Q 2015.
(2) LTM is last twelve months. Last 3 years or when UDR began reporting SS growth if < 3 years. Measurement periods end in 1Q 2015.
(3) Winning a market is defined as ranking first among MF peers in year-over-year same-store revenue growth in a quarter.
(4) Excludes historical BRE and CLP results. 2015 includes data through 1Q 2015.
Source: Company and MF peer documents.

Operating efficiencies that boost revenue growth or reduce expense growth are in UDR's DNA. The potential bottom-line impact from some of our current operating initiatives is quantified below

1

## REDUCE DAYS VACANT

- 5 days recovered since 2012

| 2014 AVG. DAYS VACANT |
|---|
| ~21 Days |
| **LONG-TERM GOAL** |
| ~18 Days |

### POTENTIAL IMPACT OF 5 DAY REDUCTION

5 LESS DAYS VACANT **x** # OF SS APARTMENT HOMES (~36K) **x** AVG. TURNOVER (~52%) **x** AVG. DAILY RENT (~$55) **=**

**~$5.1M IN ADDITIONAL NOI**

2

## INCREASE MAINTENANCE STAFF EFFICIENCY

- Use efficiency gains to bring more R&M work in-house
- Approximately 50 minutes per day recovered since 2012

| RECOVERED HOURS TO-DATE |
|---|
| ~50 Minutes |
| **HOURS STILL TO RECOVER** |
| ~1.5-2.0 Hours |

### POTENTIAL IMPACT OF 0.85 HOURS RECOVERED

50 MINUTES RECOVERED **x** AVG. HOURLY RATE FOR 3RD-PARTY WORK (~$40) **x** WORK DAYS IN A YEAR (220) **x** SIZE OF MAINTENANCE STAFF (~360) **=**

**~$2.7M IN ADDITIONAL NOI**

3

## RESURRECT DISCARDED RENTAL LEADS

- Use a corporate outbound call center to reach out to discarded rental leads to gauge interest
- ~400 incremental leases sourced in 2014

| 2014 INCREMENTAL LEASES GENERATED BY CORPORATE CALL CENTER |
|---|
| ~400 |

### POTENTIAL IMPACT OF 400 LEASES

# OF INCREMENTAL LEASES (~400) **x** AVG. ANNUAL SS REVENUE PER LEASE (~19,500/YR) **x** MID-YEAR CONVENTION **=**

**~$3.9M IN ADDITIONAL NOI**

We continue to explore additional efficiency opportunities in order to maintain our competitive advantage in operations

Source: Company documents.



# CAPITAL ALLOCATION

Allocate capital to accretive growth opportunities that strengthen our market mix, portfolio quality and growth rate

Columbus Square – NYC, NY
UDR/MetLife II Joint Venture

# CAPITAL ALLOCATION - DEVELOPMENT

## UNDERWAY AND COMPLETED, NON-STABILIZED DEVELOPMENT – 3/31/2015

- **Size:** 2,265 homes at 100%
- **Cost:** $838M, $511K per home at 100%
- **Spent to Date:** $608M (~73% of total cost)
- Wtd. avg. yield vs. cap rate spread of 150-200 bps

- **Completion timeline of remaining underway development:**
  - **2015**: $326 million
  - **2016**: $162 million
  - **2017:** $166 million


Seattle
1 land parcel
Boston
1 underway asset, $218M
2 land parcels, 2 entitled
San Francisco
2 underway assets, $212M
1 land parcel
Denver
1 underway asset (2), $108M
Metro Washington, DC
1 completed asset, $132M
Los Angeles
1 underway asset, $54M
5 land parcels, 2 entitled
Orange County
1 underway asset, $63M
1 completed asset, $52M
1 land parcel, 1 entitled
Dallas
2 land parcels (3), 2 entitled

## SHADOW PIPELINE AT 3/31/2015

### UDR WHOLLY-OWNED LAND STATS [1]

- **Parcels:** 6 total; 4 entitled
- **Locations:** Los Angeles, Boston, Dallas, Orange County
- **Cost Basis:** $163M
- **Potential Homes:** 1,100-1,400 homes
- **Potential Construction Cost:** $700-$800M

### UDR/METLIFE JV LAND STATS AT 100%

- **Parcels:** 6 total; 3 entitled
- **Locations:** Seattle, Los Angeles, SF Bay Area, Dallas
- **Cost Basis:** $155M; UDR share is $46M
- **Potential Homes:** 2,800-3,200 homes
- **Potential Construction Cost:** $750-$850M; UDR share: $400-$500M

## POTENTIAL SHADOW PIPELINE VALUE CREATION FOR UDR: $400 TO $450M

(1) Includes consolidated joint ventures of which UDR owns 95%.
(2) UDR has the option to purchase the property upon completion of construction and receives 50% of the upside upon acquisition of the asset or sale to a third party.
(3) A portion of the Dallas land is wholly-owned and a portion is held in the UDR/MetLife Vitruvian Park® Joint Venture.
Note: Dollar amounts presented at UDR's ownership interest unless otherwise noted. Does not include West Coast Development JV.
Source: Company documents.

# CAPITAL ALLOCATION – VALUE CREATION

## Development remains our most attractive capital allocation opportunity

**Average Initial Returns Available to UDR**


Acq.
Dev.
Market Cap Rate: 4.5%
+175bp Spread
= Stabilized Yield: 6.3%
2%
3%
4%
5%
6%
7%
8%

## Cash flow/sh and NAV/sh growth are expected to remain strong as developments stabilize

Under Construction Developments – $654M
\+ Completed, Non-Stabilized Developments – $184M
**= Development Pipeline – $838M**
\+ Stabilized, Non-Mature Developments[1] – $381M
**= Total Development – $1.22B is expected to create ~$400-500M in NAV**

**Expected Development Cash Flow Generation**


Average '15E / '16E development drag / accretion
Annual est. accretion upon stabilization
$0.08
$0.03
($0.03)
($0.08)
($0.03)
$0.03
$0.06
Drag
Accretion
Accretion

**Expected NAV/sh Accretion**


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.10
Accretion

(1) Includes Channel @ Mission Bay – San Francisco, 13th & Market – San Diego, Fiori – Dallas, Domain College Park – College Park, MD and Los Alisos – Mission Viejo, CA.
Source: Company documents.

# DEVELOPMENT PROGRESS

## PROGRESS OF DEVELOPMENT PROJECTS

- In aggregate, our pipeline's weighted average spread between estimated stabilized yields and current cap rates is 195 to 200 basis points, at the high-end of our 150 to 200 basis point targeted range



Development Project (1) Performance
Under Construction / In Lease-Up
Stabilized
Domain College Park, (DC) $61M
Fiori (Dallas), $48M
DelRay Tower (DC), $132M
Los Alisos (OC), $88M
Beach & Ocean (OC), $52M
13th & Market (SD), $37M
Wtd. Avg.
100 Pier 4 (Boston), $218M
2801 Kelvin (OC), $63M
3033 Wilshire (LA), $54M
Domain Mountain View (SF), $50M
399 Fremont (SF), $162M
Channel @ Mission Bay (SF), $147M
(50)
-
50
100
150
200
250
300
350
400
450
Below
In-Line
Above
Estimated Spread Between Trended Yield and Current Market Cap Rate

## LEASE-UP PROGRESS

| PROJECT | MARKET | # OF HOMES | QTR OF INIT. OCCUPANCY | % LEASED AS OF 5/6/15 | % OCCUP. AS OF 5/6/15 |
|---|---|---|---|---|---|
| DelRay Tower | Washington, DC Metro | 332 | 3Q 2014 | 73.2% | 69.9% |
| Beach & Ocean | Huntington Beach, CA | 173 | 4Q 2014 | 94.2% | 87.3% |
| 100 Pier 4 | Boston, MA | 369 | 1Q 2015 | 46.1% | 20.6% |
| Steele Creek | Denver, CO | 218 | 2Q 2015 | 30.3% | 17.0% |

(1) Channel @ Mission Bay – San Francisco, CA; 100 Pier 4 – Boston, MA; 399 Fremont – San Francisco, CA; 13th & Market – San Diego, CA; Beach & Ocean - Huntington Beach, CA; Fiori – Dallas, TX; Los Alisos – Mission Viejo, CA; Domain College Park – University of Maryland; DelRay Tower – Wash., DC; 2801 Kelvin – Irvine, CA; 3033 Wilshire – Los Angeles; Domain Mountain View – Mountain View, CA. Chart excludes Steele Creek – Denver, CO. Size of dot indicates relative $ size, at UDR's pro-rata share, of the development project.

Source: Company documents.

# UDR'S DEVELOPMENTS

Some of our recent developments are presented below

## STABILIZED, NON-MATURE DEVELOPMENTS


13th & Market l San Diego, CA
Completed: 2013


Los Alisos l Mission Viejo, CA
Completed: 2014


Channel @ Mission Bay
San Francisco, CA
Completed: 2014

## COMPLETED, NON-STABILIZED DEVELOPMENTS


DelRay Tower
Alexandria, VA
Completed: 2014


Beach & Ocean l Huntington Beach, CA
Completed: 2014

## UNDER CONSTRUCTION DEVELOPMENTS


Steele Creek l Denver, CO
Estimated Completion: 2015


100 Pier 4 l Boston, MA
Estimated Completion: 2015


399 Fremont l San Francisco, CA
Estimated Completion: 2016

# WEST COAST DEVELOPMENT JV



12th and Olive – Los Angeles, CA
West Coast Development Joint Venture

## UDR WILL INVEST $136 MILLION FOR A 48% INTEREST IN A PORTFOLIO OF FIVE(1) COMMUNITIES UNDER CONSTRUCTION. THE TRANSACTION IS EXPECTED TO CLOSE IN MAY 2015 AND WILL BE BENEFICIAL IN NUMEROUS WAYS:

- 6.5% preferred return – Immediately accretive to FFO per share ($0.01 per year)
- Avoids earnings drag associated with typical development projects
- Increases exposure to high-quality communities located in our core, coastal markets with favorable multifamily supply/demand fundamentals
- Our partner ("The Wolff Company") has provided certain guaranties and is allocated all economics during the pre-stabilization period
- Accelerated ability to exercise our purchase options, ranging from 21 to 35 months from closing in markets that typically have 4 to 5 year development cycles
- If all five communities are acquired, NAV creation is estimated at approximately $80 million

| Community | Location | Homes | Avg. Home Size | Retail SF (000) | Going-In Valuation ($M) | All-In Price with Option ($M) | All-In Price per Home ($000)(4) | Constr. Start | Est. Compl. Date | Est. Stabil. Date |
|---|---|---|---|---|---|---|---|---|---|---|
| 8th & Republican(2) | Seattle | 211 | 768 | 13.6 | $97 | $103 | $449 | 3Q14 | 1Q16 | 1Q17 |
| Katella Grand I | Orange County | 399 | 996 | N/A | 138 | 146 | 365 | 4Q13 | 1Q16 | 1Q17 |
| Columbia City(3) | Seattle | 244 | 889 | N/A | 80 | 85 | 350 | 3Q14 | 1Q16 | 3Q16 |
| 12th & Olive(2) | Los Angeles | 293 | 685 | 15.5 | 129 | 141 | 448 | 2Q14 | 3Q16 | 4Q17 |
| Katella Grand II | Orange County | 386 | 819 | N/A | 115 | 123 | 318 | 4Q14 | 2Q17 | 2Q18 |
| **Total** | | **1,533** | **844** | **29.1** | **$559** | **$597** | **$381** | | | |

(1) There is a 6th asset under discussion with our partner that we may add before closing, which would represent an approximate 20% increase to both our initial all-in price and investment.
(2) There is a co-investor, separate from UDR or The Wolff Company, that has a small ownership interest
(3) UDR will have an option to acquire an interest in the second phase that is adjacent to the first phase
(4) Excludes retail
Source: Company documents.

# JOINT VENTURES


current
Current – San Diego, CA
UDR/MetLife II Joint Venture

## UDR HAS TWO OPERATING JV RELATIONSHIPS THAT COMPRISE $3.3 BILLION [1,2] OF APARTMENT COMMUNITIES. THESE RELATIONSHIPS:

- Provide a stable source of favorably priced, long-term capital
- Reduce effective cost of capital while enhancing returns via promotes and fee income

| UNCONSOLIDATED JV | SIZE ($M) [1,2] | OWN. INTEREST | TYPE |
|---|---|---|---|
| MetLife | $2,990 | 49% | Long-term partnership in high-quality, core assets |
| Operating | $2,530 | 50% | Long-term partnership in high-quality, core operating assets |
| Development | $286 | 51% | 399 Fremont - San Fran.; Residences at 2801 Kelvin - Orange County; 3033 Wilshire - Los Angeles; DMV - San Fran. |
| Land | $175 | 30% | 6 land sites in long-term development partnership |
| Kuwait Finance House | $284 | 30% | Medium-term partnership focused on Washington, DC |

**UDR sold its 20% interest in its Texas JV in January 2015. Proceeds totaled ~$400M at 100%. UDR received proceeds of ~$43M from the sale inclusive of a promoted interest and fees. UDR's unlevered IRR over the hold period was ~14%.**

**1Q 2015 YOY JV SS Rev. Growth[1]**


6.0%
4.0%
2.0%
0.0%
-2.0%
4.4%
-0.6%
3.9%
5.1%
UDR/ML
UDR/KFH
Wt. Avg.
UDR SS

**1Q 2015 Joint Venture ROIC and ROE**


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.9%
7.8%
ROIC
ROE

(1) As of March 31, 2015.
(2) Measured at gross book value at 100%.
Source: Company documents.

# BALANCE SHEET

Maintain a strong and flexible Balance Sheet while seeking to further improve our metrics over time


100 PIER 4

100 Pier 4 – Boston, MA
Development – Scheduled Completion: 2015

# BALANCE SHEET AND FUNDING SOURCES

By year-end 2016, we expect to achieve our target leverage profile...

| METRIC | YE 2014A | YE 2015E | YE 2016E |
|---|---|---|---|
| Debt-to-assets | 38.6% | 36% to 38% | 34% to 36% |
| Net debt-to-EBITDA | 6.5x | 5.8x to 6.2x | 5.4x to 5.8x |
| Fixed Charge Coverage | 3.6x | 3.6x to 4.0x | 3.8x to 4.2x |

...as we also continue to improve our credit profile and lower our debt financing costs

## INVESTMENT GRADE UNSECURED RATINGS

- **Moody's:** Upgraded to Baa1, stable outlook – 3Q 2014
- **S&P:** Revised to BBB, positive outlook – 3Q 2014

In 2015 and 2016 we will continue to fund development and land acquisitions. Our Capital needs are reasonably sized in both years

| SOURCES ($ IN MILLIONS) | 2015E | 2016E |
|---|---|---|
| New Debt & Equity and Sales Proceeds | $750 to $900 | $500 to $650 |
| Construction Loan Proceeds | $120 to $140 | $25 to $75 |
| AFFO in Excess of Rev. Enhancing Capex and Dividends and Other | $100 to $135 | $90 to $125 |
| **Total** | **$975 to $1,175** | **$625 to $825** |

| USES ($ IN MILLIONS) | 2015E | 2016E |
|---|---|---|
| Development and Redevelopment | $(325) to $(375) | $(400) to $(450) |
| Acquisitions | $(150) to $(250) | $(0) to $(150) |
| Debt Maturities | $(516) | $(214) |
| **Total** | **$(975) to $(1,175)** | **$(625) to $(825)** |

Source: Company documents.



# CASH FLOW, DIVIDEND AND NAV GROWTH

Generate high-quality Cash flow growth to drive dividend and NAV per share growth



Elements Too – Seattle, WA
Wholly-Owned

# CASH FLOW, DIVIDEND & NAV GROWTH

After strong AFFO/sh growth in 2014, solid operating results and development earn-in (somewhat offset by reloading the dev. pipeline) are driving cash flow, dividend and NAV growth in 2015


AFFO/sh Growth (1)
14%
12%
10%
8%
6%
4%
10%
7-9%
6-9%
UDR 2014A
UDR 2015E
UDR 2016E


NAV/sh Growth (2)
12%
10%
8%
6%
8-10%
8-10%
UDR 2015E
UDR 2016E

## Components of UDR's 2015E AFFO/sh growth at 8% growth midpoint


12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Debt Refinancings: 1%
Development Earn-in: 3%
SS/Non-SS NOI: 7%
West Coast Development JV: 0.5%
Other, net (3): (3.5)%
Nets to 8% growth at the midpoint

(1) Dividend/sh is expected to grow with AFFO/sh in 2015 and 2016.
(2) Flat cap rate expectation.
(3) Other, net includes impact from lower income tax benefit and loss of Texas JV FFO due to sale.
Source: Company documents and forecasts.

# 2015 GUIDANCE


Delancey at Shirlington – Washington, DC
Wholly-Owned

| EARNINGS PER SHARE GUIDANCE | 2Q 2015E | FULL-YEAR 2015E |
|---|---|---|
| FFO per common share | $0.39 to $0.41 | $1.63 to $1.67 |
| FFO as Adjusted per common share | $0.39 to $0.41 | $1.61 to $1.65 |
| Adjusted Funds from Operations ("AFFO") | $0.34 to $0.36 | $1.44 to $1.48 |
| Annualized Dividend per common share | | $1.11 |

| SAME-STORE GUIDANCE | | FULL-YEAR 2015E |
|---|---|---|
| Revenue growth | | 4.25% to 4.75% |
| Expense growth | | 2.50% to 3.00% |
| NOI growth | | 4.75% to 5.75% |
| Physical occupancy | | 96.5% |

| SOURCES OF FUNDS ($M) | | FULL-YEAR 2015E |
|---|---|---|
| Sales Proceeds and Debt and Equity Issuances | | $750 to $900 |
| Construction Loan Proceeds | | $120 to $140 |
| AFFO in Excess of Rev. Enhancing Capex and Dividends and Other | | $100 to $135 |

| USES OF FUNDS ($M) | | FULL-YEAR 2015E |
|---|---|---|
| Debt maturities | | $(516) |
| Development and Redevelopment | | $(325) to $(375) |
| Acquisitions | | $(150) to $(250) |

Source: Company documents.

# OPERATING TRENDS UPDATE [(1)]

| | % Total NOI | % SS NOI | Effective YOY SS New Lease Rate Growth | | Effective YOY SS Renewal Lease Rate Growth | | Annualized SS Turnover as of May 11 | |
|---|---|---|---|---|---|---|---|---|
| Same-Store (SS) Market | 1Q15 | 1Q15 | QTD 2Q15[(1)] | QTD 2Q14[(1)] | QTD 2Q15[(1)] | QTD 2Q14[(1)] | YTD 2015 | YTD 2014 |
| New York | 13.1% | 8.4% | 5.5% | 3.6% | 7.1% | 6.5% | 30.5% | 36.7% |
| Orange County | 13.0% | 12.4% | 5.9% | (1.3%) | 7.3% | 4.3% | 50.6% | 56.7% |
| Washington, DC | 12.5% | 13.9% | 1.3% | (1.5%) | 4.3% | 3.6% | 36.1% | 36.2% |
| San Francisco Bay Area | 11.7% | 11.1% | 14.4% | 8.1% | 11.1% | 8.3% | 44.7% | 48.8% |
| Seattle | 6.5% | 5.3% | 10.2% | 7.5% | 8.3% | 5.9% | 45.1% | 45.9% |
| Boston | 5.0% | 4.4% | 5.6% | 5.7% | 6.4% | 7.2% | 38.3% | 35.5% |
| Baltimore | 4.7% | 5.7% | 3.5% | 1.0% | 4.1% | 4.2% | 38.6% | 40.7% |
| Dallas | 4.7% | 4.7% | 5.8% | 1.3% | 5.5% | 5.2% | 49.0% | 50.6% |
| Los Angeles | 4.1% | 4.9% | 7.1% | 5.0% | 10.6% | 6.0% | 42.9% | 49.1% |
| Orlando | 3.7% | 4.9% | 7.6% | 3.6% | 6.6% | 6.0% | 45.1% | 44.6% |
| Tampa | 3.7% | 5.0% | 5.7% | 0.9% | 6.2% | 4.9% | 46.4% | 44.3% |
| Nashville | 3.0% | 4.0% | 3.8% | 6.5% | 4.9% | 4.4% | 49.1% | 49.3% |
| Monterey Peninsula | 2.5% | 3.4% | 21.8% | 5.0% | 8.6% | 4.4% | 41.0% | 38.5% |
| Other S. CA | 2.8% | 2.5% | 7.1% | 4.5% | 6.7% | 5.3% | 48.3% | 53.8% |
| Austin | 2.3% | 2.0% | 0.5% | 3.4% | 4.6% | 6.0% | 42.2% | 44.4% |
| Richmond | 2.1% | 2.9% | 1.6% | 1.6% | 4.8% | 4.1% | 49.1% | 46.2% |
| Portland | 1.2% | 1.6% | 13.7% | 5.8% | 11.8% | 7.7% | 45.4% | 47.1% |
| Norfolk | 1.0% | 1.3% | 3.0% | (0.1%) | 7.3% | 3.4% | 50.3% | 48.4% |
| **Total / SS Wtd. Avg.** | **97.6%** | **98.4%** | **6.7%** | **2.9%** | **7.0%** | **5.6%** | **43.8%** | **45.3%** |

(1) April 1st through May 11th.
Source: Company documents.

# 2015 MARKET GROWTH EXPECTATIONS



West Coast:
% of SS NOI: 41%
% of Total NOI: 42%
UDR Same-Store Markets Revenue Growth(1)
Northeast
% of SS NOI: 13%
% of Total NOI: 19%
Mid-Atlantic
% of SS NOI: 24%
% of Total NOI: 21%
Seattle
Portland
Boston
New York
San Francisco
Monterey Peninsula
Los Angeles
O.C.
Other SoCal
Metro Washington, DC
Baltimore
Richmond
Norfolk
Nashville
Dallas
Austin
Orlando
Tampa
> 4.75% Revenue Growth
4.25% to 4.75% Revenue Growth
< 4.25% Revenue Growth
Southwest:
% of SS NOI: 7%
% of Total NOI: 7%
Southeast:
% of SS NOI: 15%
% of Total NOI: 11%

| Market | % of 1Q15 SS NOI | % of 1Q15 Total NOI | Market | % of 1Q15 SS NOI | % of 1Q15 Total NOI | Market | % of 1Q15 SS NOI | % of 1Q15 Total NOI |
|---|---|---|---|---|---|---|---|---|
| Austin | 2.0% | 2.3% | New York | 8.4% | 13.1% | Richmond | 2.9% | 2.1% |
| Baltimore | 5.7% | 4.7% | Norfolk | 1.3% | 1.0% | Monterey Peninsula | 3.4% | 2.5% |
| Boston | 4.4% | 5.0% | O.C. | 12.4% | 13.0% | Seattle | 5.3% | 6.5% |
| Dallas | 4.7% | 4.7% | Orlando | 4.9% | 3.7% | SF Bay Area | 11.1% | 11.7% |
| Los Angeles | 4.9% | 4.1% | Oth. S. CA | 2.5% | 2.8% | Tampa | 5.0% | 3.7% |
| Metro Wash., DC | 13.9% | 12.5% | Portland | 1.6% | 1.2% | **TOTAL** | **98.4%** | **97.6%** |
| Nashville | 4.0% | 3.0% | | | | | | |

**Non-Core Markets:** Monterey Peninsula and Norfolk.

(1) Revenue growth based on UDR's current 2015 market-level forecast.
Source: Company documents.

13th and Market – San Diego, CA
UDR/MetLife II Joint Venture


MARKET ST.
13TH & MARKET

# APARTMENT FUNDAMENTALS

# APARTMENT FUNDAMENTALS (DEMAND)

## DEMOGRAPHIC TRENDS SIGNAL CONTINUED AND SUSTAINABLE DEMAND FOR RENTAL HOUSING

**22-35 year olds comprise the primary renter cohort with a 60%+ propensity to rent. This cohort is forecast to grow through 2025**


22-35 Year Old Population (M)
67
64
61
58
55
'10
'13
'15E
'20E
'25E
'30E

**In addition to population growth, jobs are a primary multifamily demand driver. Job growth is forecast to improve in 2015 and 2016**


U.S. Employment Growth
3.0%
1.0%
-1.0%
-3.0%
-5.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E


Job Growth by Age Cohort Indexed at 100 at YE 2005
20-34 Yrs.
35-44 Yrs.
45-54 Yrs.
55+ Yrs.
135
115
95
75
2005
2007
2009
2011
2013

**New multifamily supply is expected to be slightly elevated versus historical norms in 2015 before declining in 2016**


National Multifamily Completions (000s)
2015E-2016E Avg.: 339K
To average the number of completions from 1997-2008, 715K additional multifamily homes were needed from 2009-2013
1997-2008 Avg.: 316K
400
350
300
250
200
150
100
2.0%
1.5%
1.0%
0.5%
0.0%
264
285
324
317
301
301
313
315
340
355
351
322
267
107
108
159
224
331
372
306
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014A
2015E
2016E
Completions (lt. axis)
'97-'08 Avg. (lt. axis)
'15E-'16E Avg. (lt. axis)
Completions as % of Stock (rt. axis)

Source: U.S. Census Bureau, Axiometrics, Moody's and Bureau of Labor Statistics.

# APARTMENT FUNDAMENTALS (MF SUPPLY)

## Our portfolio is well positioned when comparing expected job growth to new supply in our major markets from 2015 through 2016



Not enough jobs to absorb expected new supply(1)
More than enough jobs to absorb expected new supply(1)
'15E-'16E Cumulative Market Rent Growth per Axiometrics
10%
6%
2%
Seattle
Dallas
Austin
Washington, DC
San Francisco
National
Boston
Baltimore
New York
Other S. CA
Los Angeles
Orange County
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
Demand/Supply Ratio '15E-'16E

## Augmenting these favorable supply/demand fundamentals are our better-than-average "walkability [2]" scores versus the peer group

| MARKET | UDR AVG. WALK SCORE | PEER AVG. WALK SCORE | UDR > PEER AVG. |
|---|---|---|---|
| Austin | 57 | 32 | ✓ |
| Boston | 34 | 57 | ✗ |
| Dallas | 50 | 53 | ✗ |
| Los Angeles | 78 | 73 | ✓ |
| Metro DC | 65 | 51 | ✓ |
| New York | 97 | 79 | ✓ |
| Orange Cty | 64 | 50 | ✓ |
| San Francisco | 69 | 65 | ✓ |
| Seattle | 72 | 61 | ✓ |

Green = Ahead; ←→ = In-Line; Red = Behind

(1) Size of dots represents UDR's total NOI concentration in a market. Includes joint venture homes at UDR's pro-rata ownership interest. Excludes core markets that contribute less than 1% of NOI.
(2) Walk score measures the walkability of any location based on surrounding retail, entertainment, etc. on a 0 to 100 scale.
Source: Axiometrics, Bureau of Labor Statistics, Moody's Analytics and Walk Score.

# APARTMENT FUNDAMENTALS (SF HOUSING)

**The homeownership rate continues to decline. Every 1% drop in the homeownership rate results in approximately 1.1M new renters**


U.S. Homeownership Rate
70.0%
68.0%
66.0%
64.0%
62.0%
'90
'92
'94
'96
'98
'00
'02
'04
'06
'08
'10
'12
'14
[VALUE]
[CELLRANGE]

**Still, single-family housing is recovering at a slow, measured pace from its near-term nadir reached in early 2009, but softer than expected demand thus far has been disappointing versus economists' forecasts**


National SF Permits (000s) - SAAR
1,200
1,000
800
600
400
200
2007
2008
2009
2010
2011
2012
2013
2014
2015
National SF Permits (000s) - SAAR

**Even declining mortgage rates over the past year have not provided the necessary spark for a widespread improvement in single-family demand**


15%
10%
5%
0%
-5%
-10%
San Fran. 4% 10%
Dallas 4% 5%
L.A. 1% 6%
National 1% 5%
San Diego -2% 5%
O.C. -2% 5%
Boston -2% 3%
Seattle -3% 6%
Metro DC -4% 1%
NYC -6% 3%
YOY Mortgage Payment Increase(1)
YOY Rent Increase(1)

(1) Data as of May 7, 2015.
Source: U.S. Census Bureau, Axiometrics, National Association of Realtors and Freddie Mac.

**Acquired Communities:** The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

**Adjusted Funds From Operations ("AFFO"):** The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on page 31 of this presentation.

**Development Communities:** The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

**Discontinued Operations:** Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update ("ASU") No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity's operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR's real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR's Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the period ended March 31, 2014, and the reclassification of the assets and liabilities within the Consolidated Balance Sheet as of December 31, 2014.

During the twelve months ended December 31, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled "Income from discontinued operations, net of tax".

| In thousands | 1Q 2015 | 1Q 2014 |
|---|---|---|
| Rental income | $ - | $ 48 |
| Rental expenses | - | 125 |
| Property management | - | 1 |
| Real estate depreciation | - | - |
| Other operating expenses | - | 9 |
| Non-property (income)/expense | - | - |
| Total expenses | - | 135 |
| Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property | - | (87) |
| Net gain on the sale of depreciable property, net of tax | - | - |
| Income tax benefit/(expense) | - | - |
| Income/(loss) from discontinued operations, net of tax | $ - | $ (87) |

**Effective New Lease Rate Growth:** The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

**Effective Renewal Lease Rate Growth:** The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

**Estimated Quarter of Completion:** The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

**Fixed Charge Coverage Ratio:** The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on page 30.

**Funds From Operations as Adjusted:** The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on page 31 of this presentation.

**Net Asset Value:** Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

**Funds From Operations ("FFO"):** The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and is comparable to FFO, diluted on page 31 of this presentation. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on page 31 of this presentation.

**Held For Disposition Communities:** The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

**Interest Coverage Ratio:** The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on page 30 of this presentation.

**Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest**

| In thousands | 1Q 2015 |
|---|---|
| Income/(loss) from unconsolidated entities | $ 59,159 |
| Management fee | 981 |
| Interest expense | 7,784 |
| Depreciation | 9,850 |
| General and administrative | 182 |
| Other income/expense | (929) |
| Gain on sale | (59,073) |
| **Total Joint Venture NOI at UDR's Pro-Rata Ownership Interest** | $ 17,954 |

**JV Return on Equity ("ROE"):** The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

**JV Return on Invested Capital ("ROIC"):** The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

**Net Operating Income ("NOI"):** The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

| In thousands | 1Q 2015 | 4Q 2014 | 3Q 2014 | 2Q 2014 | 1Q 2014 |
|---|---|---|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ 73,822 | $ 65,417 | $ 40,549 | $ 30,007 | $ 18,361 |
| Property management | 5,694 | 5,668 | 5,598 | 5,527 | 5,345 |
| Other operating expenses | 1,766 | 2,174 | 2,009 | 2,162 | 1,926 |
| Real estate depreciation and amortization | 88,777 | 91,406 | 89,339 | 88,876 | 88,533 |
| Interest expense | 28,800 | 32,792 | 33,087 | 31,691 | 32,884 |
| Casualty-related (recoveries)/charges, net | 996 | 41 | - | - | 500 |
| General and administrative | 12,152 | 11,722 | 11,554 | 12,530 | 11,994 |
| Tax provision/(benefit), net (includes valuation adjustment) | (425) | (7,087) | (2,492) | (2,190) | (3,329) |
| Income/(loss) from unconsolidated entities | (59,159) | 2,074 | 939 | 428 | 3,565 |
| Interest and other income, net | (360) | 44 | (9,061) | (1,426) | (1,415) |
| Joint venture management and other fees | (12,706) | (3,445) | (3,165) | (2,747) | (3,687) |
| Other depreciation and amortization | 1,623 | 2,117 | 1,385 | 1,193 | 1,080 |
| (Income)/loss from discontinued operations, net of tax | - | - | (79) | (18) | 87 |
| (Gain)/loss on sale of real estate owned, net of tax | - | (62,267) | (31,302) | (26,709) | (24,294) |
| Net income/(loss) attributable to noncontrolling interests | 2,595 | 2,335 | 1,443 | 1,079 | 651 |
| **Total consolidated NOI** | $ 143,575 | $ 142,991 | $ 139,804 | $ 140,403 | $ 132,201 |

**Non-Mature:** The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

**Non-Residential / Other:** The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

**Physical Occupancy:** The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

**QTD Same-Store ("SS") Communities:** The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

**Recurring Capital Expenditures:** The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

**Redevelopment Communities:** The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

**Redevelopment Projected Weighted Average Return on Incremental Capital Invested:** The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project's annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

**Return on Equity ("ROE"):** The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

**Return on Invested Capital ("ROIC"):** The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

**Revenue Enhancing Capital Expenditures:** The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

**Sold Communities:** The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

**Stabilization for Same Store Classification:** The Company generally defines stabilization as when a community's occupancy reaches 90% or above for at least three consecutive months.

**Stabilized, Non-Mature Communities:** The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

**Stabilization Period for Development Yield:** The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

**Stabilization Period for Redevelopment Yield:** The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

**Stabilized Yield on Developments:** Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page 28 of this presentation, is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

**Total Revenue per Occupied Home:** The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

**TRS:** The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

**Value Creation:** Value creation is defined as the difference between the Company's best estimate of the current or expected market value of a community and its original purchase price or cost basis. Underlying valuation estimates and model inputs are provided by the Company. Estimated value creation is not representative of the Company's expectations for its overall financial performance or cash flow growth and there can be no assurances that the value creation implied for any of the Company's communities will be achieved.

Management considers value creation a useful metric for investors as it quantifies how successful the Company's past investments have been and current investments are expected to be.

**YTD Same-Store ("SS") Communities:** The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2015 and second quarter of 2015 to forecasted FFO, FFO as Adjusted and AFFO per share:

| | Full Year 2015 | |
|---|---|---|
| | Low | High |
| Forecasted earnings per diluted share | $ 0.23 | $ 0.28 |
| Conversion from GAAP share count | (0.07) | (0.08) |
| Depreciation | 1.47 | 1.47 |
| Noncontrolling Interests | (0.01) | (0.01) |
| Preferred Dividends | 0.01 | 0.01 |
| **Forecasted FFO per diluted share** | **$ 1.63** | **$ 1.67** |
| Disposition-related FFO | (0.04) | (0.04) |
| Long-term incentive plan transition costs | 0.01 | 0.01 |
| Acquisition-related and other costs | 0.01 | 0.01 |
| **Forecasted FFO as Adjusted per diluted share** | **$ 1.61** | **1.65** |
| Recurring capital expenditures | (0.17) | (0.17) |
| **Forecasted AFFO per diluted share** | **$ 1.44** | **$ 1.48** |

| | 2Q 2015 | |
|---|---|---|
| | Low | High |
| Forecasted earnings per diluted share | $ 0.04 | $ 0.06 |
| Conversion from GAAP share count | (0.02) | (0.02) |
| Depreciation | 0.37 | 0.37 |
| Noncontrolling Interests | - | - |
| Preferred Dividends | - | - |
| **Forecasted FFO per diluted share** | **$ 0.39** | **$ 0.41** |
| Disposition-related FFO | - | - |
| Long-term incentive plan transition costs | - | - |
| Acquisition-related and other costs | - | - |
| **Forecasted FFO as Adjusted per diluted share** | **$ 0.39** | **$ 0.41** |
| Recurring capital expenditures | (0.05) | (0.05) |
| **Forecasted AFFO per diluted share** | **$ 0.34** | **$ 0.36** |

# DEFINITIONS AND RECONCILIATIONS

**Net Debt to EBITDA:** The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided below:

| Net Debt-to-EBITDA ($000s) | | Quarter Ended March 31, 2015 |
|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ | 73,822 |
| Adjustments (includes continuing and discontinued operations): | | |
| Interest expense | | 28,800 |
| Real estate depreciation and amortization | | 88,777 |
| Real estate depreciation and amortization on unconsolidated joint ventures | | 9,850 |
| Other depreciation and amortization | | 1,623 |
| Noncontrolling interests | | 2,595 |
| Income tax expense/(benefit) | | (425) |
| **EBITDA** | **$** | **205,042** |
| Net (gain)/loss on sale of unconsolidated depreciable property | | (59,073) |
| Texas Joint Venture promote and disposition fee income | | (9,633) |
| Acquisition-related costs/(fees), including joint ventures | | 199 |
| Casualty-related (recoveries)/charges, net | | 996 |
| **EBITDA - adjusted for non-recurring items** | **$** | **137,531** |

| | | |
|---|---|---|
| **Annualized EBITDA – adjusted for non-recurring items** | **$** | **550,124** |
| Interest expense | $ | 28,800 |
| Capitalized interest expense | | 4,839 |
| Total interest | $ | 33,639 |
| Preferred dividends | $ | 931 |
| Total debt | $ | 3,516,669 |
| Cash | | 6,274 |
| **Net Debt** | **$** | **3,510,395** |
| **Interest Coverage Ratio** | | **6.10x** |
| **Fixed Charge Coverage Ratio** | | **5.93x** |
| **Interest Coverage Ratio – adjusted for non-recurring items** | | **4.09x** |
| **Fixed Charge Coverage Ratio – adjusted for non-recurring items** | | **3.98x** |
| **Net Debt-to-EBITDA, adjusted for non-recurring items** | | **6.4x** |

| In thousands, except per share amounts | | Three Months Ended March 31, 2015 | | 2014 |
|---|---|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ | 73,822 | $ | 18,361 |
| Distributions to preferred stockholders | | (931) | | (931) |
| Real estate depreciation and amortization, including discontinued operations | | 88,777 | | 88,533 |
| Noncontrolling interests | | 2,595 | | 651 |
| Real estate depreciation and amortization on unconsolidated joint ventures | | 9,850 | | 10,667 |
| Net (gain)/loss on the sale of unconsolidated depreciable property [1] | | (59,073) | | - |
| Net (gain)/loss on the sale of depreciable property, excluding TRS | | - | | (23,174) |
| **Funds from operations ("FFO"), basic** | $ | 115,040 | $ | 94,107 |
| Distributions to preferred stockholders - Series E (Convertible) | | 931 | | 931 |
| **FFO, diluted** | $ | 115,971 | $ | 95,038 |
| **FFO per common share, basic** | $ | 0.43 | $ | 0.36 |
| **FFO per common share, diluted** | $ | 0.43 | $ | 0.36 |
| Weighted average number of common shares and OP Units outstanding - basic | | 265,999 | | 259,496 |
| Weighted average number of common shares, OP Units, and common stock equivalents outstanding - diluted | | 270,863 | | 264,177 |
| **Impact of adjustments to FFO:** | | | | |
| Acquisition-related costs/(fees), including joint ventures | $ | 199 | $ | 102 |
| Texas Joint Venture promote and disposition fee income [1] | | (9,633) | | - |
| Long-term incentive plan transition cost | | 854 | | - |
| (Gain)/loss on sale of land | | - | | (1,120) |
| Casualty-related (recoveries)/charges, net [2] | | 996 | | 500 |
| | $ | (7,584) | $ | (518) |
| **FFO as Adjusted, diluted** | $ | 108,387 | $ | 94,520 |
| **FFO as Adjusted per common share, diluted** | $ | 0.40 | $ | 0.36 |
| Recurring capital expenditures | | (7,243) | | (6,601) |
| **AFFO** | $ | 101,144 | $ | 87,919 |
| **AFFO per common share, diluted** | $ | 0.37 | $ | 0.33 |

(1) The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale of eight communities held by the Texas Joint Venture.

(2) 2014 adjustment relates to damages at our Rosebeach community in California as a result of the earthquake in March 2014. 2015 adjustment relates to damage caused by severe snow storms on the east coast in January and February 2015.

**Forward Looking Statements**

Certain statements made in this presentation may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income, our expectation that we will be able to close the west coast development joint venture generally on the terms that we have previously disclosed and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

This presentation and these forward-looking statements include UDR’s analysis and conclusions and reflect UDR’s judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact:
Shelby Noble
snoble@udr.com
720.922.6082